Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Mathew N. Hulett, and I, Christine Chambers, each certify to the best of our knowledge, based upon a review of the Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2023 (the “Report”) of the Registrant, that:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2024

By:	/s/ Mathew N. Hulett
Mathew N. Hulett
Chief Executive Officer and President

By:	/s/ Christine Chambers
Christine Chambers
Chief Financial Officer and Treasurer